AGREEMENT

This Agreement (the “Agreement”), dated as of the 1st day of December, 2000, is made by and among Nationwide Financial Services, Inc. (“NFS”) and WADDELL & REED, INC. (“W&R”);

WHEREAS, W&R is the distributor for the Funds set forth on Exhibit A, (the “Funds”) which may be amended from time to time; and

WHEREAS, NFS provides services to the owners of certain variable annuity contracts (the “Contracts”) issued by Nationwide Life Insurance Company (Nationwide”) through the Nationwide separate account (the “Variable Account”) set forth on Exhibit A and;

WHEREAS, the Funds will be included as underlying mutual fund options for the Contracts issued by Nationwide through the Variable Account pursuant to a Fund Participation Agreement previously entered into by W&R, the Funds, and Nationwide (the “Fund Participation Agreement”); and

NOW, THEREFORE, the Funds will be available for purchase and sale by Variable Account, subject to the following conditions:

1.           NFS agrees to provide administrative and shareholder services for the Contract owners/participants of the Variable Account who choose the Funds as underlying investment options in the Contracts.  Such services will include those described on Exhibit B.

2.           NFS shall not bear any of the expenses for the cost of registration of the Funds’ shares, drafting or typesetting of the Funds’ prospectuses, proxy materials, and preparation of reports and other related statements and notices required by law, except as described on Exhibit B; provided, however, that nothing contained in this Agreement shall affect the obligations of any Nationwide company or affiliate pursuant to any other agreement with W&R.

3.           In consideration for administrative and shareholder services to be provided by NFS, or its subsidiaries, to the Contract owner/participants pursuant to this Agreement, W&R will calculate and pay, or cause one of its affiliates to pay, and NFS will be entitled to receive from W&R a fee (“Service Fee”) at an annualized rate equal to XX basis points of the average daily unit value of each Fund held by the Variable Account during the period in which they were earned.

4.           The Service Fees will be paid to NFS by electronic funds transfer as soon as practicable, but no later than 30 days after the end of the period in which they were earned.  The Service Fees will be paid on a quarterly basis.  The Service Fee payment will be accompanied or preceded by a statement showing the calculation of the amounts being paid by W&R for the relevant period and such other supporting data as may be reasonably requested by NFS.

5.           The Service Fee shall be paid either by W&R or one of its affiliates from general operating funds or administrative services fees, as applicable.

6.           The Service Fee shall be calculated as an annualized percentage (as described above) of the average daily unit value of the Funds under the Contracts issued by the Variable Account for the applicable period.  The average daily unit value shall be computed by totaling the daily unit values for each Fund for the applicable period and dividing it by the number of days in the period.

7.           The parties agree that a Service Fee will be paid to NFS according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Variable Account and NFS continues to provide the services to contract owners described in Exhibit B, unless otherwise mutually agreed upon by the parties.  This provision will survive termination of this Agreement and the termination of the Fund Participation Agreement.

8.           The parties agree to review the information contained in the Agreement once per calendar year and agree to make any necessary adjustments as agreed upon by the parties as timely as possible.  The parties understand, notwithstanding the prior sentence, that the Agreement (including any Exhibits) may be amended, by written amendment signed by the parties, at any time upon request of either party.

9.           This Agreement may be terminated by either party at least 90 days’ written notice to the other.  In addition, NFS or W&R may terminate this Agreement immediately upon written notice to the other; (1) if required by any applicable law or regulation; (2) if W&R or NFS engages in any material breach of this Agreement; (3) in the event of an assignment as defined by Section 2(a)(4) of the Investment Company Act of 1940; or (4) as to a Fund, in the event it terminates its Service Plan, if applicable.  This Agreement will terminate immediately and automatically with respect to Funds held in the Variable Account upon the termination of the Fund Participation Agreement and in such event no notice is required under this Agreement.

10.           Each notice required by this Agreement shall be given by wire and confirmed in writing to:

If to NFS:                                                                                     With a copy to:

Nationwide Financial Services, Inc.                                          Nationwide Financial Services, Inc.
One Nationwide Plaza                                                                 One Nationwide Plaza 1-09-V3
Columbus, Ohio 43215                                                                Columbus, Ohio 43215
Attention: Compliance Officer                                                   Attention: Director – Securities

If to W&R:                                                                                     With a copy to:

Waddell & Reed, Inc.                                                                   W&R Target Funds, Inc.
6300 Lamar Avenue                                                                      6300 Lamar Avenue
Overland Park, KS 66202                                                              Overland Park, KS 66202
Attention: Legal Department                                                       Attention: Treasurer

11.           This Agreement shall be construed and the provisions hereof interpreted under and in accordance withthe laws of Ohio.  This Agreement shall be subject to the provisions of the federal securities statutes,rules and regulations, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

12.           Each of the parties to this Agreement acknowledges and agrees that this Agreement and thearrangements described herein are intended to be non-exclusive and that each of the parties is free toenter into similar agreements or arrangements with other entities.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:           __________________________________________
Name:                       William G. Goslee
Title:                      Vice President – Investment Mgmt. Relationships

WADDELL & REED, INC.

By:           __________________________________________
Name:                       Thomas Butch
Title:                      Executive Vice President

EXHIBIT A
TO AGREEMENT

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account – 9	Waddell & Reed Advisors Select Plus Annuity (proprietary version of Future (1933 Act No. 333-28995))
W&R Target Funds, Inc.
• Asset Strategy Portfolio
• Balanced Portfolio
• Bond Portfolio
• Core Equity Portfolio (formerly,
   Income Portfolio)
• Growth Portfolio
• High Income Portfolio
• International Portfolio
• Limited-Term Bond Portfolio
• Money Market Portfolio
• Science and Technology Portfolio
• Small Cap Portfolio

EXHIBIT B
TO AGREEMENT

Services Provided by NFS

Pursuant to the Agreement, NFS shall perform all administrative and shareholder services with respect to the Contracts, including but not limited to, the following:

1.           Maintaining separate records for each Contract owner/participant, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such Contract owner/participants.  Nationwide will maintain a single master account with each Fund on behalf of Contract owner/participants and such account shall be in the name of Nationwide (or its nominee) as record owner of shares owned by Contract Owners/participants.

2.           Disbursing or crediting to Contract owners/participants all proceeds of redemptions of shares of the Funds.

3.           Preparing and transmitting to Contract owners/participants, as required by law, periodic statements showing the total number of shares owned by Contract owners/participants as of the statement closing date, purchases and redemptions of Fund shares by the Contract owners/participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by Contract owners/participants.

4.           Supporting and responding to service inquiries from Contractor owners/participants.

5.           Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for Contract owners/participants.

6.           Generating written confirmations and quarterly statements, as required, to Contract owners/participants.

7.           Distributing to Contract owners/participants, to the extent required by applicable law, Funds’ prospectuses, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8.           Transmitting purchase and redemption orders to the Funds on behalf of the Contract owners/participants.

AMENDMENT NO. 1 TO AGREEMENT

This Amendment No. 1 amends the Agreement dated December 1, 2000 made by and between Nationwide Financial Services, Inc. ("NFS") and Waddell & Reed, Inc. ("W&R").

WHEREAS, NFS and W&R intend to amend the Agreement to reflect new revenue schedules;

NOW THEREFORE, the Agreement is amended as follows:

1.           Provision 3 is replaced in its entirety with the following:

3.
In consideration for administrative and shareholder services to be provided by NFS, or its subsidiaries, to the Contract owner/participants pursuant to this Agreement, W&R will calculate and pay, or cause one of its affiliates to pay, and NFS will be entitled to receive from W&R a fee ("Total Fee"), at the annualized rates shown on Exhibit A, which shall be calculated as a percentage of the average daily unit value of each Fund held by the Variable Account during the period in which they were earned.

2.	Exhibit A to Agreement is hereby replaced with the attached Amendments to Exhibit A to Agreement.

IN WITNESS WHEREOF, this Amendment No. 1 to Agreement is executed as of October 27, 2006..

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:                                 Karen R. Colvin
Title:                                Attorney-in-Fact

WADDELL & REED, INC.

By:
Name:                                Thomas Butch
Title:                                President

EXHIBIT A
TO AGREEMENT

AMENDMENT NO. 2

This Amendment No. 2 to Exhibit A corresponds to the Agreement dated
December 1, 2000 and is effective September 1, 2003.
Funds:

W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	International II Portfolio
•	Limited-Term Bond Portfolio
•	Micro Cap Growth Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

Nationwide Contracts	Service Fee	Additional Compensation	Total Fee
Proprietary Products (those contracts developed and registered specifically for distribution by Waddell & Reed, Inc.)	• [XX] bps on Commission Option 1; • [XX] bps on other commission options	[XX] bps	• [XX] bps on Commission Option 1; • [XX] bps on other commission options

Non-Proprietary Products (those contracts developed primarily for NF distribution but also distributed by Waddell & Reed)	[XX] bps	[XX] bps	[XX] bps

EXHIBIT A
TO AGREEMENT

AMENDMENT NO. 3

This Amendment No. 3 to Exhibit A corresponds to the Agreement dated
December 1, 2000 and is effective January 1, 2004.
Funds:

W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Dividend Income
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	International II Portfolio
•	Limited-Term Bond Portfolio
•	Micro Cap Growth Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

Nationwide Contracts	Service Fee	Additional Compensation	Total Fee
Proprietary Products (those contracts developed and registered specifically for distribution by Waddell & Reed, Inc.)	• [XX] bps on Commission Option 1; • 0 bps on other commission options	[XX] bps	• [XX] bps on Commission Option 1; • [XX] bps on other commission options

Non-Proprietary Products (those contracts developed primarily for NF distribution but also distributed by Waddell & Reed)	[XX] bps	[XX] bps	[XX] bps

EXHIBIT A
TO AGREEMENT

AMENDMENT NO. 4

This Amendment No. 4 to Exhibit A corresponds to the Agreement dated
December 1, 2000 and is effective May 30, 2004.
Funds:

W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Dividend Income
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	International II Portfolio
•	Limited-Term Bond Portfolio
•	Micro Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

Nationwide Contracts	Service Fee	Additional Compensation	Total Fee
Proprietary Products (those contracts developed and registered specifically for distribution by Waddell & Reed, Inc.)	• [XX] bps on Commission Option 1; • [XX] bps on other commission options	[XX] bps	• [XX] bps on Commission Option 1; • [XX] bps on other commission options

Non-Proprietary Products (those contracts developed primarily for NF distribution but also distributed by Waddell & Reed)	[XX] bps	[XX] bps	[XX] bps

EXHIBIT A
TO AGREEMENT

AMENDMENT NO. 5

This Amendment No. 5 to Exhibit A corresponds to the Agreement dated
December 1, 2000 and is effective December 3, 2004.
Funds:

W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Dividend Income
•	Growth Portfolio
•	High Income Portfolio
•	International Growth
•	International Value
•	Limited-Term Bond Portfolio
•	Micro Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

Nationwide Contracts	Service Fee	Additional Compensation	Total Fee
Proprietary Products (those contracts developed and registered specifically for distribution by Waddell & Reed, Inc.)	• [XX] bps on Commission Option 1; • 0 bps on other commission options	[XX] bps	• [XX] bps on Commission Option 1; • [XX] bps on other commission options

Non-Proprietary Products (those contracts developed primarily for NF distribution but also distributed by Waddell & Reed)	[XX] bps	[XX] bps	[XX] bps

EXHIBIT A
TO AGREEMENT

AMENDMENT NO. 6

This Amendment No. 6 to Exhibit A corresponds to the Agreement dated
December 1, 2000 and is effective May 1, 2005.
Funds:

W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Dividend Income
•	Global Natural Resources Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Growth
•	International Value
•	Limited-Term Bond Portfolio
•	Micro Cap Growth Portfolio
•	Mid Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

Nationwide Contracts	Service Fee	Additional Compensation	Total Fee
Proprietary Products (those contracts developed and registered specifically for distribution by Waddell & Reed, Inc.)	• [XX] bps on Commission Option 1; • 0 bps on other commission options	[XX] bps	• [XX] bps on Commission Option 1; • 0 bps on other commission options

Non-Proprietary Products (those contracts developed primarily for NF distribution but also distributed by Waddell & Reed)	[XX] bps	[XX] bps	[XX] bps

EXHIBIT A
TO AGREEMENT

AMENDMENT NO. 7

This Amendment No. 7 to Exhibit A corresponds to the Agreement dated
December 1, 2000 and is effective May 1, 2006.
Funds:

W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Dividend Income
•	Energy Portfolio
•	Global Natural Resources Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Growth
•	International Value
•	Limited-Term Bond Portfolio
•	Micro Cap Growth Portfolio
•	Mid Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

Nationwide Contracts	Service Fee	Additional Compensation	Total Fee
Proprietary Products (those contracts developed and registered specifically for distribution by Waddell & Reed, Inc.)	• [XX] bps on Commission Option 1; • [XX] bps on other commission options	[XX] bps	• [XX] bps on Commission Option 1; • [XX] bps on other commission options

Non-Proprietary Products (those contracts developed primarily for NF distribution but also distributed by Waddell & Reed)	[XX] bps	[XX] bps	[XX] bps